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                                                                   EXHIBIT 10.15

                             AMENDMENT NUMBER THREE
                                       TO
                           LOAN AND SECURITY AGREEMENT


              This Amendment Number Three to Loan and Security Agreement ("Amendment") is entered into as of September 22, 1999, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and K-TEL INTERNATIONAL (USA), INC., DOMINION ENTERTAINMENT, INC., K-TEL CONSUMER PRODUCTS, INC., K-TEL TV, INC. and K-TEL VIDEO, INC., all of which are Minnesota corporations (jointly "Borrowers"), in light of the following:

              A. Borrowers and Foothill have previously entered into that certain Loan and Security Agreement, dated as of November 20, 1997 (as amended, the "Agreement").

              B. Borrowers and Foothill desire to further amend the Agreement as provided for and on the conditions herein.

              NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Agreement as follows:

              1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

              2. AMENDMENTS AND WAIVERS.

                  (a) Section 1.1 of the Agreement is amended to add the following definition:

                        "NET WORTH" means, as of any date of determination, a
            Person's total stockholder's equity.

                  (b) Section 2.1(a)(x) of the Agreement is amended to read as follows:

                        (x) the lesser of (i) 85% of Eligible Accounts, less the
            amount, if any, of the Dilution Reserve, and (ii) an amount equal to Borrower's Collections with respect to Accounts for the immediately preceding 120 day period, minus

                  (c) Section 7.20 of the Agreement is amended to read as follows:


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                        FINANCIAL COVENANTS. Have Parent fail to have Net Worth
            of at least the following amounts:

                     MINIMUM NET WORTH            FISCAL QUARTER ENDING

                        $3,000,000                June 30, 1999 through
                                                  and including March 31,
                                                  2000

                        $4,000,000                June 30, 2000 and thereafter

                        In addition, Foothill hereby waives Borrowers'
            non-compliance with Section 7.20 solely for the quarter ended March 31, 1999.

                  (d) Section 2.11(d) of the Agreement is amended to read as follows:

                        SERVICING FEE. On the first day of each month during the
            term of this Agreement, and thereafter so long as any Obligations are outstanding, a servicing fee in an amount equal to $3,250.

              3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirms to Foothill that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

              4. NO DEFAULTS. Borrowers hereby affirm to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

              5. CONDITIONS. The effectiveness of this Amendment is expressly conditioned upon the following:

                  (a) Receipt by Foothill of an executed copy of this Amendment; and

                  (b) Within 30 days of the date hereof, Borrowers shall cause K-Tel Online, Inc. to execute and deliver to Foothill a Continuing Guaranty of the Obligations and a Security Agreement securing such guaranty.

              6. COSTS AND EXPENSES. Borrowers shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

              7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the


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terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

              8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

              IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                              FOOTHILL CAPITAL CORPORATION,
                                              a California corporation


                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------

                                              K-TEL INTERNATIONAL (USA), INC.,
                                              a Minnesota corporation


                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------

                                              DOMINION ENTERTAINMENT, INC.,
                                              a Minnesota corporation


                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------

                                              K-TEL CONSUMER PRODUCTS, INC.,
                                              a Minnesota corporation


                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------


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                                              K-TEL TV, INC.,
                                              a Minnesota corporation


                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------

                                              K-TEL VIDEO, INC.,
                                              a Minnesota corporation


                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------


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                  The undersigned has executed a Continuing Guaranty in favor of
Foothill Capital Corporation ("Foothill") respecting the obligations of the Borrowers, as defined in the attached Amendment, owing to Foothill. The undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its Continuing Guaranty remains in full force and effect; nothing in such Continuing Guaranty obligates Foothill to notify the undersigned of any changes in the financial accommodations made available to Borrowers or to seek reaffirmations of the Continuing Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

                            K-TEL INTERNATIONAL, INC.
                             a Minnesota corporation


                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------

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